PROMISSORY NOTE

U.S. $598,792.92	September 30, 2008
Salt Lake City, Utah

FOR VALUE RECEIVED, each of the undersigned (hereinafter collectively the “Borrower”) jointly and severally promises to pay to the order of Volu-Sol Reagents Corporation (hereinafter referred to as the “Lender”) at 5095 West 2100 South, West Valley City, UT 84120 or at such other place as any holder hereof may designate in writing, the principal sum of FIVE HUNDRED NINETY EIGHT THOUSAND SEVEN HUNDRED AND NINETY TWO DOLLARS and 92/00 ($598,792.92), together with interest thereon from the date hereof, as hereinafter provided.

Loan Amount.  The total amount of the loan to the Borrower shall be $598,792.92.

Rate of Interest.  The principal balance hereof shall bear interest from the date hereof at the rate of fifteen percent (8%) per annum.

(i) Payment of Principal and Interest. The entire principal balance hereof and all accrued interest thereon (and all other charges due and payable by Borrower hereunder or under any of the Loan Documents, as hereinafter defined) will be due and payable in full on or by September 30, 2009.

Late Charge.  In the event any payment of principal or interest under this Note or any part thereof is not received by the Lender within five (5) days of the due date thereof (inclusive of the due date), such event shall constitute a default hereunder and, irrespective of whether Lender issues or records a notice of default, Borrower agrees to pay a late charge in an amount equal to five percent (5%) of such unpaid payment.  The parties additionally acknowledge and agree that late charges are distinct and separate from the payment of interest on amounts in default.

Default Interest.  Immediately upon a default, including failure to pay in full upon maturity, the interest rate shall increase to five percent (5%) per month.

Prepayment.  Borrower shall have the right to prepay all or any part of the indebtedness evidenced hereby at any time without penalty.

Waivers; Successors.  Borrower waives demand, presentment, protest, notice of nonpayment, notice of default, demand for payment and diligence in filing suit, and agrees that time for payment of any installment may be extended from time to time without notice at the option of Lender.  The rights and remedies of the Lender as provided herein and in any of the Loan Documents are cumulative and concurrent and are not exclusive of any other rights and remedies to which the lender is entitled whether by operation of law or in equity.  No act of omission or commission of the Lender, including specifically any failure to exercise any right, remedy or recourse, or any delay in exercising the same, constitute a waiver or release thereof, unless set forth in a written document executed by the Lender and then only to the extent therein specifically recited.  A waiver or release with reference to one event will not be construed as a continuing bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to any  subsequent event.  This Note may not be changed orally, but only by an agreement in writing signed by the Lender.  The provisions of this Note shall be binding upon and shall inure to the benefit of said successors and assigns.

Time of Essence.  Time is of the essence of this Note.

Severability.  In the event any one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

Commercial Purposes.  The obligations created by this Note were incurred by each Borrower for commercial purposes, and not personal, family, or household consumer purposes.

Lender’s Costs and Expenses.  Borrower agrees to pay to Lender all costs and expenses incurred by Lender, including, without limitation, all legal and accounting fees, arising in connection with Lender’s enforcement of its rights under the Loan Documents, whether or not suit is filed.

Governing Law, Jurisdiction.  This Note shall be deemed to have been made in the State of Utah and the validity of this Note, its construction, interpretation and enforcement shall be determined under, governed by and construed in accordance with the laws of the State of Utah.

Waiver of Jury Trial.  LENDER AND BORROWER HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS NOTE OR ANY TRANSACTION HEREUNDER.

SECUREALERT, INC.

By:
Name:	Blake T. Rigby
Title:	Chief Financial Officer

VOLU-SOL REAGENTS CORPORATION

By:
Name:	Michael G. Acton
Title:	Chief Financial Officer